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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C.  20549
                              -------------------
                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                                  -----------


      Date of Report (Date of Earliest Event Reported): September 19, 1996

                             U.S. BIOSCIENCE, INC.
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            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
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                (State or Other Jurisdiction of Incorporation)


            1-10392                                      23-2460100
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   (Commission File Number)                 (I.R.S. Employer Identification No.)

      One Tower Bridge
      100 Front Street
West Conshohocken, Pennsylvania                            19428
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(Address of Principal Executive Offices)          (Zip Code)


                                (610) 832-0570
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             (Registrant's Telephone Number, Including Area Code)


                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.   Other Events
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          Amendment of  Distribution and Supply Agreement
          -----------------------------------------------

          On September 24, 1996, the Company announced an agreement with an affiliate of Schering-Plough Corporation to amend their 1993 European distribution agreement (the "Agreement") for Ethyol(R) (amifostine), U.S. Bioscience's cytoprotective product. The Agreement is filed as Exhibit 10.16 to the Company's Annual Report on Form 10-K and incorporated herein by reference. The amendment reported herein (the "Amendment") is attached hereto as Exhibit
10.16.1 and incorporated herein by reference. The following description is qualified by reference to such exhibits.

          Under terms of the amended Agreement, effective January 1, 1996, Schering-Plough will purchase Ethyol from U.S. Bioscience at a price based on a percent of net sales and U.S. Bioscience will no longer absorb certain promotional expenses previously shared by the parties. In addition, Schering-Plough's exclusive marketing period will be extended by two years, through 2003, and Schering-Plough will provide U.S. Bioscience with a net incremental payment of $3.4 million. Following that exclusive period, U.S. Bioscience may elect to enter into a two-year transition period in which U.S. Bioscience would co-promote Ethyol in Europe and thereafter all rights to market Ethyol in Europe will revert to U.S. Bioscience.

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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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     (c)  Exhibits.

          *10.16.1 Amendment to Distribution and Supply Agreement, dated as of August 31, 1996, between the Company and Scherico, Ltd.


                                  -------------

     * Confidential Treatment Requested

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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              U.S. BIOSCIENCE, INC.


                              By:        /s/ Robert I. Kriebel
                                         ---------------------------------
                              Name:      Robert I. Kriebel
                              Title:     Senior Vice President

September 24, 1996

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                                 EXHIBIT INDEX

Exhibit No.         Description                                          Page
- -----------         -----------                                          ----

*10.16.1 Amendment to Distribution and Supply Agreement, dated as of August 31, 1996, between the Company and Scherico, Ltd.

                                  ____________

     * Confidential Treatment Requested

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